Effective January 1, 2012, the sub-section entitled “Fees and Expenses” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.59%
Fee Reductions and/or Expense Reimbursements1	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.57%

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MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.57% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013.

MFS Money Market Portfolio – Initial Class

Effective January 1, 2012, the sub-section entitled “Principal Investment Strategies” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Money market instruments include bank certificates of deposit and other bank obligations of U.S. and foreign banks; notes, commercial paper, and asset-backed securities of U.S. and foreign issuers; U.S. and foreign government securities; and municipal instruments.

MFS will invest at least 25% of the fund's assets in issuers in the industries in the financial services sector.

In buying and selling investments for the fund, MFS seeks to comply with Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 share price, liquidity, and income.

Effective January 1, 2012, the third principal risk entitled "Bank Focus Risk" in the sub-section entitled “Principal Risks” beneath the main heading "Summary of Key Information" is replaced with the following:

Financial Services Sector Risk:  Events that affect the financial services sector may have a significant adverse affect on the fund.

Effective January 1, 2012, the sub-section entitled “Principal Investment Strategies” beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Principal Investment Strategies
MFS normally invests the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements.

MFS will invest at least 25% of the fund's assets in issuers in the industries in the financial services sector.

In buying and selling investments for the fund, MFS seeks to comply with Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 share price, liquidity, and income.

Effective January 1, 2012, the third principal risk entitled "Bank Focus Risk" in the sub-section entitled “Principal Risks” beneath the main heading "Investment Objective, Strategies, and Risks" is replaced with the following:

Financial Services Sector Risk:  Events that affect the financial services sector may have a significant adverse effect on the fund. Issuers in a single industry or related industries can react similarly to market, economic, political, regulatory, geopolitical, or other conditions. Issuers in the financial services sector are subject to many risks, including adverse government regulation, decreased availability and increased cost of capital, and changes in interest and/or default rates.

Effective January 1, 2012, the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading "Disclosure of Portfolio Holdings":

Investment Adviser
MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended December 31, 2010, the fund paid MFS an effective management fee equal to 0.20% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.50% of the fund’s average daily net assets annually up to $500 million and 0.45% of the fund’s average daily net assets annually in excess of $500 million.

MFS has voluntarily agreed to waive all or a portion of the management fee of the fund and bear some or all of the fund’s expenses to avoid a negative yield for the fund. MFS may terminate this voluntary waiver at any time.

In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.57% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one year period that ended December 31, 2010.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $226 billion as of October 31, 2011.

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